SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 2, 2001

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                          VISHAY INTERTECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                        1-7416                 38-1686453
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)




      63 Lincoln Highway
     Malvern, Pennsylvania                                      19355-2120
     (Address of principal                                      (Zip code)
      executive offices)

       Registrant's telephone number, including area code: (610) 644-1300




         (Former name or former address, if changed since last report.)

Item 2.           Acquisition or Disposition of Assets.

      On November 2, 2001, Vishay Intertechnology, Inc. ("Vishay") announced that it had completed the acquisition of General Semiconductor, Inc. ("General Semiconductor"). Pursuant to the Agreement and Plan of Merger dated as of July 31, 2001 among Vishay, Vishay Acquisition Corp. and General Semiconductor, Vishay Acquisition Corp., a wholly-owned subsidiary of Vishay, merged with and into General Semiconductor, with General Semiconductor surviving as a wholly-owned subsidiary of Vishay. In connection with the merger, each outstanding share of General Semiconductor common stock has been exchanged for
0.563 of a share of Vishay's common stock.

      Attached hereto as Exhibit 99.1 is the press release issued by Vishay regarding the completion of the acquisition.

Item 5.           Other Events.

      In connection with the acquisition of General Semiconductor, the stockholders of Vishay approved an amendment to Vishay's Amended and Restated Certificate of Incorporation, which increased the number of authorized shares of Vishay common stock from 150,000,000 to 300,000,000 and increased the number of authorized shares of Vishay Class B convertible common stock from 20,000,000 to 40,000,000. A copy of the Certificate of Amendment filed on November 2, 2001 with the Secretary of State of Delaware is attached as Exhibit 3.1.

Item 7.           Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired:

      The Consolidated Financial Statements of General Semiconductor as of December 31, 2000 and 1999 and for each of the three years ended December 31, 2000, 1999 and 1998 are incorporated herein by reference. The Unaudited Consolidated Financial Statements of General Semiconductor as of June 30, 2001 and for each of the six months ended June 30, 2001 and 2000 are incorporated herein by reference.

(b)   Pro Forma Financial Information:

      The pro forma financial information required by this Item 7(b) will be filed by amendment to this report on Form 8-K.

(c)   Exhibits
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3.1   Certificate of Amendment of Amended and Restated Certificate of
      Incorporation of Vishay.

23.1  Consent of Deloitte & Touche LLP.

99.1  Press Release dated November 2, 2001.

99.2 Financial Statements of General Semiconductor (incorporated by reference to General Semiconductor's Annual Report on Form 10-K for the year ended December 31, 2000 and to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, as amended (File No. 1-5442)).


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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, Vishay Intertechnology, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 13, 2001

                                    VISHAY INTERTECHNOLOGY, INC.



                                    By: /s/ Avi D. Eden
                                       -------------------------------
                                       Avi D. Eden
                                       Executive Vice President
                                       and General Counsel


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